Exhibit 10.7

EXECUTION VERSION
SECOND AMENDED AND RESTATED
SUBSIDIARY GUARANTY AGREEMENT

THIS SECOND AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT dated as of February 22, 2017 (this “Subsidiary Guaranty Agreement”), is being entered into among EACH OF THE UNDERSIGNED AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A SUBSIDIARY GUARANTY JOINDER AGREEMENT (each a “Subsidiary Guarantor” and collectively the “Subsidiary Guarantors”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referenced below). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

WHEREAS, MasTec, Inc., a Florida corporation (the “Company”), MasTec North America, Inc., a Florida corporation (together with the Company, collectively, the “Borrowers” and each individually a “Borrower”), the lenders party thereto (the “Existing Lenders”) and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of August 22, 2011 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), pursuant to which the Existing Lenders agreed to provide a revolving credit facility, a multi-currency revolving credit facility, a letter of credit subfacility and a term loan facility to the Company and its Subsidiaries;
WHEREAS, in connection with the Existing Credit Agreement, certain Subsidiaries of the Company and the Administrative Agent entered into that certain Consolidated Amended and Restated Subsidiary Guaranty Agreement dated as of August 22, 2011 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Subsidiary Guaranty Agreement”);

WHEREAS, pursuant to that certain Fourth Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Administrative Agent, Bank of America, N.A., as Swing Line Lender and L/C Issuer, and the lenders now or hereafter party thereto (the “Lenders”), the Borrowers have requested that the Existing Credit Agreement be amended and restated, and the Administrative Agent and the Lenders are willing to so amend and restate the Existing Credit Agreement;

WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Administrative Agent and the Lenders is the obligation of the Subsidiary Guarantors to enter into this Subsidiary Guaranty Agreement, and the Secured Parties are unwilling to extend and maintain the credit facilities provided under the Loan Documents unless the Subsidiary Guarantors enter into this Subsidiary Guaranty Agreement; and

WHEREAS, certain additional extensions of credit may be made from time to time for the benefit of the Subsidiary Guarantors pursuant to certain Secured Cash Management Agreements, Secured Hedge Agreements and Secured Permitted Standalone Letters of Credit;

NOW THEREFORE, in order to induce (a) the Administrative Agent and the Lenders to amend and restate the Existing Credit Agreement and (b) the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement and under the Secured Cash Management Agreements, Secured Hedge Agreements and Secured Permitted Standalone Letters of Credit, the parties hereto agree that the Existing Subsidiary Guaranty Agreement is hereby amended and restated in this Subsidiary Guaranty Agreement, with the effect that the Existing Subsidiary Guaranty Agreement as so amended and restated is hereby continued into this Subsidiary Guaranty Agreement, and this Subsidiary Guaranty Agreement shall constitute neither a release nor novation of any guarantee arising under the Existing Subsidiary Guaranty Agreement nor a refinancing of any indebtedness or obligations arising thereunder or under the Existing Credit Agreement or related documents, but rather the guarantee in effect under the Existing Subsidiary Guaranty Agreement shall continue in effect on the terms hereof, as follows:

1.    Guaranty. Each Subsidiary Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Administrative Agent for the benefit of the Secured Parties the payment and performance in full of the Guaranteed Liabilities (as defined below). For all purposes of this Subsidiary Guaranty Agreement, “Guaranteed Liabilities” means: (a) each Borrower’s prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from any Borrower to any one or more of the Secured Parties, including principal, interest, premiums and fees (including all fees and expenses of counsel required to be paid under the Credit Agreement, the Notes or another Loan Document (collectively, “Attorneys’ Costs”)); (b) each Borrower’s prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by such Borrower under the Credit Agreement, the Notes and all other Loan Documents; and (c) the prompt payment in full by each Loan Party, when due or declared due and at all such times, of obligations and liabilities now or hereafter arising under the Secured Cash Management Agreements, Secured Hedge Agreements and Secured Permitted Standalone Letters of Credit; provided that the Guaranteed Liability of a Subsidiary Guarantor shall exclude any Excluded Swap Obligations with respect to such Subsidiary Guarantor. The Subsidiary Guarantors’ obligations to the Secured Parties under this Subsidiary Guaranty Agreement are hereinafter collectively referred to as the “Subsidiary Guarantors’ Obligations” and, with respect to each Subsidiary Guarantor individually, the “Subsidiary Guarantor’s Obligations”. Notwithstanding the foregoing, the liability of each Subsidiary Guarantor individually with respect to its Subsidiary Guarantor’s Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

Each Subsidiary Guarantor agrees that it is jointly and severally, directly and primarily liable (subject to the limitation in the immediately preceding sentence) for the Subsidiary Guaranteed Liabilities.

The Subsidiary Guarantors’ Obligations are secured by various Collateral Documents referred to in the Credit Agreement, including without limitation the Security Agreement, the Pledge Agreement and the Mortgages.

2.    Payment.    If any Loan Party shall default in payment or performance of any of the Guaranteed Liabilities, whether principal, interest, premium, fees (including, but not limited to, Attorneys’ Costs), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then any or all of the Subsidiary Guarantors will, upon demand thereof by the Administrative Agent, (i) fully pay to the Administrative Agent, for the benefit of the Secured Parties, subject to any restriction on each Subsidiary Guarantor’s Obligations set forth in Section 1 hereof, an amount equal to all the Guaranteed Liabilities then due and owing or declared or deemed to be due and owing, including for this purpose, in the event of any Event of Default under Section 8.01(f) of the Credit Agreement (and irrespective of the applicability of any restriction on acceleration or other action as against any other Loan Party under any Debtor Relief Laws), the entire outstanding or accrued amount of all Obligations or (ii) perform such Guaranteed Liabilities, as applicable. For purposes of this Section 2, the Subsidiary Guarantors acknowledge and agree that “Guaranteed Liabilities” shall be deemed to include any amount (whether principal, interest, premium or fees) which would have been accelerated in accordance with Section 8.02 of the Credit Agreement but for the fact that such acceleration could be unenforceable or not allowable under any Debtor Relief Law.

3.    Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Subsidiary Guarantors’ Obligations under this Subsidiary Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of, and each Subsidiary Guarantor hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Subsidiary Guaranty Agreement and all Collateral Documents to which it is a party by reason of:

(a)    any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Subsidiary Guarantors’ Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);

(b)    any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

(c)    any acceleration of the maturity of any of the Guaranteed Liabilities, of the Subsidiary Guarantor’s Obligations of any other Subsidiary Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;

(d)    any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed Liabilities, for any of the Subsidiary Guarantor’s Obligations of any Subsidiary Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;

(e)    any dissolution of any Borrower, any Subsidiary Guarantor, any other Loan Party or any other party to a Related Agreement, or the combination or consolidation of any Borrower, any Subsidiary Guarantor, any other Loan Party or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of any Borrower, any Subsidiary Guarantor or any other Loan Party or any other party to a Related Agreement;

(f)    any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

(g)    the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including without limitation the Subsidiary Guarantor’s Obligations of any other Subsidiary Guarantor and obligations arising under any other guaranty or any other Loan Document now or hereafter in effect);

(h)    any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Guaranteed Liabilities, any of the Subsidiary Guarantor’s Obligations of any other Subsidiary Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement;

(i)    any other circumstance whatsoever (with or without notice to or knowledge of any Subsidiary Guarantor or any other Loan Party) which might in any manner or to any extent vary the risks of such Loan Party, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to any Borrower or any other Loan Party or to any collateral in respect of the Guaranteed Liabilities or Subsidiary Guarantors’ Obligations.

It is the express purpose and intent of the parties hereto that this Subsidiary Guaranty Agreement and the Subsidiary Guarantors’ Obligations hereunder and under each Subsidiary Guaranty Joinder Agreement shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment and performance as herein provided.

4.    Currency and Funds of Payment. All Subsidiary Guarantors’ Obligations for payment will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of any Secured Party with respect thereto as against the Company or any other Loan Party, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Company or any other Loan Party of any or all of the Guaranteed Liabilities. If, for the proposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Subsidiary Guarantor in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Subsidiary Guaranty Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudicated to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Subsidiary Guarantor in the Agreement Currency, such Subsidiary Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Subsidiary Guarantor (or to any other Person who may be entitled thereto under applicable law).

5.    Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Guaranteed Liabilities, at the Administrative Agent’s election and without notice thereof or demand therefor, each of the Guaranteed Liabilities and the Subsidiary Guarantors’ Obligations shall immediately be and become due and payable.

6.    Subordination. Until this Subsidiary Guaranty Agreement is terminated in accordance with Section 22 hereof, each Subsidiary Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to such Subsidiary Guarantor (a) of any Borrower, to the payment in full of the Guaranteed Liabilities, (b) of every other Subsidiary Guarantor (an “obligated Subsidiary Guarantor”), to the payment in full of the Subsidiary Guarantors’ Obligations of such obligated Subsidiary Guarantor, and (c) of each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to any Secured Party and arising under the Loan Documents or any Secured Cash Management Agreement or Secured Hedge Agreement. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Administrative Agent, paid over forthwith to the Administrative Agent for the benefit of the Secured Parties on account of the Guaranteed Liabilities, the Subsidiary Guarantors’ Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by such Subsidiary Guarantor as agent and bailee of the Secured Parties separate and apart from all other funds, property and accounts of such Subsidiary Guarantor.

7.    Suits. Each Subsidiary Guarantor from time to time shall pay to the Administrative Agent for the benefit of the Secured Parties, on demand, at the Administrative Agent’s Office or such other address as the Administrative Agent shall give notice of to such Subsidiary Guarantor, the Subsidiary Guarantors’ Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against any one or more or all of the Subsidiary Guarantors. At the Administrative Agent’s election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against any one or more or all of the Subsidiary Guarantors, whether or not suit has been commenced against any Borrower, any other Subsidiary Guarantor, or any other Person and whether or not the Secured Parties have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Guaranteed Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

8.    Set-Off and Waiver. Each Subsidiary Guarantor waives any right to assert against any Secured Party as a defense, counterclaim, set-off, recoupment or cross claim in respect of its Subsidiary Guarantor’s Obligations, any defense (legal or equitable) or other claim which such Subsidiary Guarantor may now or at any time hereafter have against any Borrower or any other Loan Party or any or all of the Secured Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Subsidiary Guarantor. Each Subsidiary Guarantor agrees that each Secured Party shall have a lien for all the Subsidiary Guarantor’s Obligations upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts, now or hereafter pledged, mortgaged, transferred or assigned to such Secured Party or otherwise in the possession or control of such Secured Party for any purpose (other than solely for safekeeping) for the account or benefit of such Subsidiary Guarantor, including any balance of any deposit account or of any credit of such Subsidiary Guarantor with the Secured Party, whether now existing or hereafter established, and hereby authorizes each Secured Party from and after the occurrence of an Event of Default at any time or times with or without prior notice to apply such balances or any part thereof to such of the Subsidiary Guarantor’s Obligations to the Secured Parties then due and in such amounts as provided for in the Credit Agreement or otherwise as they may elect. For the purposes of this Section 8, all remittances and property shall be deemed to be in the possession of a Secured Party as soon as the same may be put in transit to it by mail or carrier or by other bailee.

9.    Waiver of Notice; Subrogation.

(a)    Each Subsidiary Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Subsidiary Guaranty Agreement; (ii) the Secured Parties heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of any Borrower or any other Loan Party, or otherwise entering into arrangements with any Loan Party giving rise to Guaranteed Liabilities, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. Each Subsidiary Guarantor agrees that each Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Subsidiary Guarantor from its Subsidiary Guarantor’s Obligations, and each Subsidiary Guarantor hereby consents to each and all of the foregoing events or occurrences.

(b)    Each Subsidiary Guarantor hereby agrees that payment or performance by such Subsidiary Guarantor of its Subsidiary Guarantor’s Obligations under this Subsidiary Guaranty Agreement may be enforced by the Administrative Agent on behalf of the Secured Parties upon demand by the Administrative Agent to such Subsidiary Guarantor without the Administrative Agent being required, such Subsidiary Guarantor expressly waiving to the extent permitted by law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against any Borrower or any other Subsidiary Guarantor or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by any Borrower, any other Subsidiary Guarantor or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH SUBSIDIARY GUARANTOR THAT DEMAND UNDER THIS SUBSIDIARY GUARANTY AGREEMENT MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

(c)    Each Subsidiary Guarantor further agrees that with respect to this Subsidiary Guaranty Agreement, such Subsidiary Guarantor shall not exercise any of its rights of subrogation, reimbursement, contribution, indemnity or recourse to security for the Guaranteed Liabilities until 93 days immediately following the Facility Termination Date or such other period as may be agreed to in writing by the Administrative Agent shall have elapsed without the filing or commencement, by or against any Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Loan Party or its assets. If an amount shall be paid to any Subsidiary Guarantor on account of such rights at any time prior to termination of this Subsidiary Guaranty Agreement in accordance with the provisions of Section 22 hereof, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent, for the benefit of the Secured Parties, to be credited and applied upon the Subsidiary Guarantors’ Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Secured Parties may elect. The agreements in this subsection shall survive repayment of all of the Subsidiary Guarantors’ Obligations, the termination or expiration of this Subsidiary Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 22 hereof, and occurrence of the Facility Termination Date.

10.    Effectiveness; Enforceability. This Subsidiary Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 22 hereof. Any claim or claims that the Secured Parties may at any time hereafter have against a Subsidiary Guarantor under this Subsidiary Guaranty Agreement may be asserted by the Administrative Agent on behalf of the Secured Parties by written notice directed to such Subsidiary Guarantor in accordance with Section 24 hereof.

11.    Representations and Warranties. Each Subsidiary Guarantor warrants and represents to the Administrative Agent, for the benefit of the Secured Parties, that (a) it is duly authorized to execute and deliver this Subsidiary Guaranty Agreement (or the Subsidiary Guaranty Joinder Agreement to which it is a party, as applicable), and to perform its obligations under this Subsidiary Guaranty Agreement; (b) this Subsidiary Guaranty Agreement (or the Subsidiary Guaranty Joinder Agreement to which it is a party, as applicable) has been duly executed and delivered on behalf of such Subsidiary Guarantor by its duly authorized representatives; (c) this Subsidiary Guaranty Agreement (and any Subsidiary Guaranty Joinder Agreement to which such Subsidiary Guarantor is a party) is legal, valid, binding and enforceable against such Subsidiary Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and (d) such Subsidiary Guarantor’s execution, delivery and performance of this Subsidiary Guaranty Agreement (and any Subsidiary Guaranty Joinder Agreement to which such Subsidiary Guarantor is a party) do not violate or constitute a breach of (i) any of its Organization Documents, (ii) any agreement or instrument to which such Subsidiary Guarantor is a party, or (iii) any Law to which it or its properties or operations is subject, except in each case referred to in clause (d)(ii) or (d)(iii) to the extent that could not reasonably be expected to have a Material Adverse Effect.

12.    Expenses and Indemnity. Each Subsidiary Guarantor agrees to be jointly and severally liable for the payment of all reasonable and documented fees and expenses, including Attorneys’ Costs (but limited to the fees, charges and disbursements of one counsel and one local counsel and one applicable regulatory counsel in each relevant jurisdiction for the Administrative Agent and one counsel and one local counsel and one applicable regulatory counsel in each relevant jurisdiction for the other Secured Parties (and, in the case of a conflict of interest, one additional counsel to all such affected Secured Parties similarly situated, taken as a whole)), incurred by any Secured Party in connection with the enforcement of this Subsidiary Guaranty Agreement, whether or not suit be brought. Without limitation of any other obligations of any Subsidiary Guarantor or remedies of the Administrative Agent or any Secured Party under this Subsidiary Guaranty Agreement, each Subsidiary Guarantor shall, to the fullest extent permitted by Law, indemnify, defend and save and hold harmless the Administrative Agent and each Secured Party from and against, and shall pay on demand, any and all damages, losses, liabilities and expenses (including Attorneys’ Costs) that may be suffered or incurred by the Administrative Agent or such Secured Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Borrower or any applicable Loan Party enforceable against any Borrower or such applicable Loan Party in accordance with their terms; provided that such indemnity shall not, as to any indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such indemnitee, (y) result from a claim brought by any Borrower or any other Loan Party against an indemnitee for breach in bad faith of such indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower or such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) arise out of, or in connection with, any proceeding that does not involve an act or omission by a Borrower or any of its Affiliates that is brought by an indemnitee against any other indemnitee (other than any proceeding against any indemnitee in its capacity or fulfilling its role as the Administrative Agent, an Arranger, the L/C Issuer or any similar role); provided further that the reimbursement of fees, charges and disbursements of counsel shall be limited to one counsel and one local counsel and one applicable regulatory counsel in each relevant jurisdiction for the Administrative Agent and one counsel and one local counsel and one applicable regulatory counsel in each relevant jurisdiction for the other indemnitees (and, in the case of a conflict of interest, one additional counsel to all such affected indemnitees similarly situated, taken as a whole). The obligations of each Subsidiary Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Subsidiary Guaranty Agreement.

13.    Reinstatement. Each Subsidiary Guarantor agrees that this Subsidiary Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Secured Party in respect of any Guaranteed Liabilities is rescinded or must be restored for any reason, or is repaid by any Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.

14.    Attorney-in-Fact. To the extent permitted by law, each Subsidiary Guarantor hereby appoints the Administrative Agent, for the benefit of the Secured Parties, as such Subsidiary Guarantor’s attorney-in-fact for the purposes of carrying out the provisions of this Subsidiary Guaranty Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

15.    Reliance. Each Subsidiary Guarantor represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that: (a) such Subsidiary Guarantor has adequate means to obtain on a continuing basis (i) from any Borrower, information concerning the Loan Parties and the Loan Parties’ financial condition and affairs and (ii) from other reliable sources, such other information (including books and records), in each case as it deems material in deciding to provide this Subsidiary Guaranty Agreement and any Subsidiary Guaranty Joinder Agreement (“Other Information”); (b) such Subsidiary Guarantor is not relying on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) such Subsidiary Guarantor has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents and Related Agreements as it has requested, is executing this Subsidiary Guaranty Agreement (or the Subsidiary Guaranty Joinder Agreement to which it is a party, as applicable) freely and deliberately, and understands the obligations and financial risk undertaken by providing this Subsidiary Guaranty Agreement (and any Subsidiary Guaranty Joinder Agreement); (d) such Subsidiary Guarantor has relied solely on the Subsidiary Guarantor’s own independent investigation, appraisal and analysis of the Borrowers and the other Loan Parties, such Persons’ financial condition and affairs, the Other Information, and such other matters as it deems material in deciding to provide this Subsidiary Guaranty Agreement (and any Subsidiary Guaranty Joinder Agreement) and is fully aware of the same; and (e) such Subsidiary Guarantor has not depended or relied on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning any Borrower or any Borrower’s financial condition and affairs or any other matters material to such Subsidiary Guarantor’s decision to provide this Subsidiary Guaranty Agreement (and any Subsidiary Guaranty Joinder Agreement), or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Subsidiary Guarantor agrees that no Secured Party has any duty or responsibility whatsoever, now or in the future, to provide to such Subsidiary Guarantor any information concerning any Borrower or any other Loan Party or such Persons’ financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if such Subsidiary Guarantor receives any such information from any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, such Subsidiary Guarantor will independently verify the information and will not rely on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.

16.    Rules of Interpretation. The rules of interpretation contained in Section 1.03 of the Credit Agreement shall be applicable to this Subsidiary Guaranty Agreement and each Subsidiary Guaranty Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

17.    Entire Agreement. This Subsidiary Guaranty Agreement and each Subsidiary Guaranty Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Sections 22 and 25, neither this Subsidiary Guaranty Agreement nor any Subsidiary Guaranty Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

18.    Binding Agreement; Assignment. This Subsidiary Guaranty Agreement, each Subsidiary Guaranty Joinder Agreement and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that no Subsidiary Guarantor shall be permitted to assign any of its rights, powers, duties or obligations under this Subsidiary Guaranty Agreement, any Subsidiary Guaranty Joinder Agreement or any other interest herein or therein except as expressly permitted herein or in the Credit Agreement. Without limiting the generality of the foregoing sentence of this Section 18, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof concerning assignments and participations. All references herein to the Administrative Agent shall include any successor thereof.

19.    Secured Cash Management Agreements, Secured Hedging Agreements and Secured Permitted Standalone Letters of Credit. No Secured Party (other than the Administrative Agent) that obtains the benefit of this Subsidiary Guaranty Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder (including the release, impairment or modification of any Subsidiary Guarantors’ Obligations or security therefor) other than in its capacity as a Lender or the L/C Issuer and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Subsidiary Guaranty Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements or Secured Permitted Standalone Letters of Credit to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Cash Management Bank, Hedge Bank or PSLOC Bank, as the case may be. Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Subsidiary Guaranty Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.
20.    Severability. If any provision of this Subsidiary Guaranty Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Subsidiary Guaranty Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

21.    Counterparts. This Subsidiary Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Subsidiary Guaranty Agreement to produce or account for more than one such counterpart executed by the Subsidiary Guarantors against whom enforcement is sought. Without limiting the foregoing provisions of this Section 21, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Subsidiary Guaranty Agreement.

22.    Termination. Subject to reinstatement pursuant to Section 13 hereof, this Subsidiary Guaranty Agreement and each Subsidiary Guaranty Joinder Agreement, and all of the Subsidiary Guarantors’ Obligations hereunder (excluding those Subsidiary Guarantors’ obligations relating to Guaranteed Liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.

23.    Remedies Cumulative; Late Payments. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Administrative Agent or any other Secured Party provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other credit extensions pursuant to the Credit Agreement and other Related Agreements shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Subsidiary Guarantor’s guaranty of the Guaranteed Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Subsidiary Guaranty Agreement shall, upon the request of the Required Lenders, bear interest at the Default Rate.

24.    Notices. Any notice required or permitted hereunder or under any Subsidiary Guaranty Joinder Agreement shall be given, (a) with respect to each Subsidiary Guarantor, at the address of the Company indicated in Schedule 10.02 of the Credit Agreement and (b) with respect to the Administrative Agent or any other Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

25.    Joinder. Each Person that shall at any time execute and deliver to the Administrative Agent a Subsidiary Guaranty Joinder Agreement substantially in the form attached as Exhibit A hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Subsidiary Guarantor, and all references herein and in the other Loan Documents to the Subsidiary Guarantors or to the parties to this Subsidiary Guaranty Agreement shall be deemed to include such Person as a Subsidiary Guarantor hereunder.

26.    Governing Law; Jurisdiction; Etc.

(a)    THIS SUBSIDIARY GUARANTY AGREEMENT AND EACH SUBSIDIARY GUARANTY JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b)    EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTY AGREEMENT OR ANY SUBSIDIARY GUARANTY JOINDER AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SUBSIDIARY GUARANTY AGREEMENT OR ANY SUBSIDIARY GUARANTY JOINDER AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SUBSIDIARY GUARANTY AGREEMENT OR ANY SUBSIDIARY GUARANTY JOINDER AGREEMENT AGAINST ANY SUBSIDIARY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)    EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTY AGREEMENT OR ANY SUBSIDIARY GUARANTY JOINDER AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)    EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 24. NOTHING IN THIS SUBSIDIARY GUARANTY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

27.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTY AGREEMENT OR ANY SUBSIDIARY GUARANTY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SUBSIDIARY GUARANTY AGREEMENT OR ANY SUBSIDIARY GUARANTY JOINDER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

28.          Keepwell.  Each Subsidiary Guarantor that is a Qualified ECP Guarantor at the time this Subsidiary Guaranty Agreement or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents (including this Subsidiary Guaranty Agreement) in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Subsidiary Guarantor’s obligations and undertakings under this Section 28 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Subsidiary Guarantor that is a Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full.  Each Subsidiary Guarantor that is a Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Second Amended and Restated Subsidiary Guaranty Agreement as of the day and year first written above.

GUARANTORS

Bottom Line Services, LLC

By: /s/ Robert E. Apple
Name: Robert E. Apple
Title: Investor Manager

EC SOURCE Services, LLC
MasTec Network Solutions, LLC
T&D Power, Inc.

By: /s/ Robert E. Apple
Name: Robert E. Apple
Title: Executive Vice President

EC SOURCE Aviation, LLC

By: EC Source Services, LLC, the Sole Member

By: /s/ Robert E. Apple
Name: Robert E. Apple
Title: Executive Vice President

Energy Erectors, Inc.
Energy Environmental Group, InC.
MasTec ETS Service Company, LLC
MasTec Network Solutions, Inc.
MasTec Residential Services, LLC
MP Drilling Holdings, LLC
POWER PARTNERS MASTEC, INC.
Power Partners MasTec, LLC
Three Phase Acquisition Corp.
Three Phase Line Construction, Inc.
Wanzek Construction, Inc.
WesTower Communications, LLC

By:/s/ Robert E. Apple
Name: Robert E. Apple
Title: President

GO GREEN Services, LLC

By:/s/ Robert E. Apple
Name: Robert E. Apple
Title: Initial Manager

Precision Acquisition, LLC

By: MasTec, Inc., the Sole Member

By:/s/ Robert E. Apple
Name: Robert E. Apple
Title: Chief Operating Officer

MasTec POWER CORP.
MasTec Renewables Construction Company, Inc.
Pretec Directional Drilling, LLC
Pumpco, Inc.

By:/s/ Robert E. Apple
Name: Robert E. Apple
Title: Vice President

Precision Pipeline LLC
Precision Transport Company, LLC

By: /s/ Steve Rooney
Name: Steve Rooney
Title: President

MasTec Wireless Services, LLC

By: /s/ George Pita
Name: George Pita
Title: Executive Vice President

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative
Agent

By: /s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

EXHIBIT A

FORM OF SUBSIDIARY GUARANTY JOINDER AGREEMENT

THIS SUBSIDIARY GUARANTY JOINDER AGREEMENT dated as of ____________________, 20______ (this “Subsidiary Guaranty Joinder Agreement”), is made by _______________________________, a ________________ (the “Joining Subsidiary Guarantor”), in favor of BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referenced below; all capitalized terms used but not defined herein shall have the meanings provided therefor in such Credit Agreement).

RECITALS:

A.    Mastec, Inc., a Florida corporation (the “Company”), Mastec North America, Inc., a Florida corporation (together with the Company, collectively, the “Borrowers” and each individually a “Borrower”), the lenders party thereto and the Administrative Agent are party to that certain Fourth Amended and Restated Credit Agreement dated as of February 22, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.    Certain Subsidiaries of the Company and the Administrative Agent are party to that certain Second Amended and Restated Subsidiary Guaranty Agreement dated as of February 22, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty Agreement”).

C.    The Joining Subsidiary Guarantor is a Subsidiary of the Company and is required by the terms of the Credit Agreement to be joined as a party to the Subsidiary Guaranty Agreement as a Subsidiary Guarantor (as defined in the Subsidiary Guaranty Agreement).

D.    The Joining Subsidiary Guarantor will materially benefit directly and indirectly from the making and maintenance of the extensions of credit made from time to time under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements and Secured Permitted Standalone Letters of Credit.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements and Secured Permitted Standalone Letters of Credit, the Joining Subsidiary Guarantor hereby agrees as follows:

1.    Joinder. The Joining Subsidiary Guarantor hereby irrevocably, absolutely and unconditionally becomes a party to the Subsidiary Guaranty Agreement as a Subsidiary Guarantor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Subsidiary Guarantor or to which each Subsidiary Guarantor is subject thereunder, including without limitation the joint and several, unconditional, absolute, continuing and irrevocable guarantee to the Administrative Agent for the benefit of the Secured Parties of the payment and performance in full of the Guaranteed Liabilities (as defined in the Subsidiary Guaranty Agreement) whether now existing or hereafter arising, all with the same force and effect as if the Joining Subsidiary Guarantor were a signatory to the Subsidiary Guaranty Agreement.

2.    Affirmations. The Joining Subsidiary Guarantor hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Subsidiary Guarantor contained in the Subsidiary Guaranty Agreement.

3.    Severability. If any provision of this Subsidiary Guaranty Joinder Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Subsidiary Guaranty Joinder Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.    Counterparts. This Subsidiary Guaranty Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Subsidiary Guaranty Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Subsidiary Guarantor. Without limiting the foregoing provisions of this Section 4, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Subsidiary Guaranty Joinder Agreement.

5.    Delivery. The Joining Subsidiary Guarantor hereby irrevocably waives notice of acceptance of this Subsidiary Guaranty Joinder Agreement and acknowledges that the Guaranteed Liabilities are and shall be deemed to be incurred, and credit extensions under the Loan Documents, Secured Cash Management Agreements and Secured Hedge Agreements made and maintained, in reliance on this Subsidiary Guaranty Joinder Agreement and the Joining Subsidiary Guarantor’s joinder as a party to the Subsidiary Guaranty Agreement as herein provided.

6.    Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. The provisions of Sections 26 and 27 of the Subsidiary Guaranty Agreement are hereby incorporated by reference as if fully set forth herein.

IN WITNESS WHEREOF, the Joining Subsidiary Guarantor has duly executed and delivered this Subsidiary Guaranty Joinder Agreement as of the day and year first written above.

JOINING SUBSIDIARY GUARANTOR:

__________________________________________

By:_______________________________________
Name:    __________________________________
Title:    __________________________________